PROJECT PROFILE
Mildred C. Hailey Apartments Boston, MA

PROJECT DESCRIPTION

The AFL-CIO Housing Investment Trust (HIT) is helping to finance the first phase of the redevelopment of the Mildred C. Hailey Apartments housing complex located in the Jamaica Plain neighborhood of Boston, MA. The HIT’s investment in the redevelopment will bring about 223 newly built apartment homes that will be affordable to individuals making between 30% and 80% of Area Median Income. The $194.2 million redevelopment project includes the construction of two six-story residential buildings along with a new community center. The new apartment buildings will utilize passive house design principles which will support passive resilience to extreme heat events.

The HIT’s investment is part of a larger, multi-phase redevelopment of the apartment community which covers 25 acres and is comprised of over 1,000 homes. Previously known as Bromley Heath, the Mildred C. Hailey Apartments community was originally built between 1941 and 1954 to provide housing for families of naval personnel and low-income older adults. Boston Mayor Michelle Wu committed $50 million in city and federal funds to repairs at the Mildred C. Hailey apartment complex, the largest financial commitment to preserving Boston’s public housing stock in recent years.

HIT ROLE	The HIT will invest a total $30.1 million in long-term, tax-exempt bonds for the development of Mildred C. Hailey Apartments Building 1A and Building 1B. Under its Massachusetts Housing Initiative, launched in 2007, the HIT has financed 40 projects in the Commonwealth.
PARTNERS	Boston Housing Authority: Rental Subsidy Administrator MassHousing: Bond Issuer The Community Builders/Urban Edge/Jamaica Plain NDC: Developers

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $30.1 Million	Total Development Cost $194.2 Million	223 Units (100% affordable)	1,339,570 Hours of Union ConstructionWork Generated	$56.1 Million Tax revenue generated	$350.6 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of June 30, 2023. Economic impact data is in 2023 dollars and all other figures are nominal.

PROJECT PROFILE | Mildred C. Hailey Apartments – Boston, MA

“This partnership between organized labor, investment capital, and public housing, represents the essential foundation for a better Boston, where all people from all walks of life can really put down roots and thrive.”

- Kenzie Bok
Administrator, Boston Housing Authority

SOCIAL IMPACT

In addition to providing new affordable housing units, the Mildred C. Hailey Apartments redevelopment will include the construction of a new community center attached to Building 1A. The Anna Mae Cole Center will provide flexible programming space to meet the diverse needs of residents of all ages and abilities, including educational workshops, art classes and exercise classes.

This transit-oriented project is located near the Jackson Square MBTA Station, which provides access to the Orange Line and several MBTA bus routes. The site is adjacent to the Southwest Corridor Park, which provides multi-modal access to Back Bay and Forest Hills. Furthermore, there will be significant infrastructure improvements to the Jackson Square streetscape, new utilities, stormwater upgrades, and a new residential courtyard along Lamartine Street.

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of nearly 40 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

8/2023

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com